Supplement to Prospectus

HC Strategic Shares

Dated November 1, 2020

HC Capital Trust

The date of this Supplement is June 15, 2021

The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio (the “Portfolios”): The prospectus is supplemented to reflect the deletion of disclosures for portfolio manager Thomas Durante (due to his retirement) of the portfolio manager team for Mellon Investments Corporation (“Mellon”) with respect to the Portfolios as shown below as well as the deletion of the paragraph describing Mr. Durante’s professional history on page 211.

1. The disclosure under the heading “Portfolio Managers” with respect to Mellon (“Index Strategy”) for each of The Value Equity Portfolio (p.8), The Growth Equity Portfolio (p.15), The Institutional U.S. Equity Portfolio (p.23) and The Small Capitalization—Mid Capitalization Equity Portfolio (p. 30):

Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon’s Index Strategy since October, 2020.

2. The disclosure under the heading “Portfolio Managers” with respect to Mellon (“Factor Strategy”) for The Institutional U.S. Equity Portfolio (p.8):

Peter Goslin, CFA has co-managed the portion of the Portfolio allocated to Mellon’s Factor Strategy since January, 2018 and Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon’s Factor Strategy since October, 2020.

3. The disclosure under the heading “Portfolio Managers” with respect to Mellon for each of The ESG Growth Portfolio (p.48), The Catholic SRI Growth Portfolio (p.57) and The Emerging Markets Portfolio (p.78):

Peter Goslin, CFA has co-managed the portion of the Portfolio allocated to Mellon since January 2018. Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon since October, 2020.

4. The disclosure under the heading “Portfolio Managers” with respect to Mellon (“Emerging Markets Strategy Strategy”) for each of The International Equity Portfolio (p.64) and The Institutional International Equity Portfolio (p. 71):

Peter Goslin, CFA has co-managed the portion of the Portfolio allocated to Mellon’s Emerging Markets Strategy since August, 2013; and Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon’s Emerging Markets Strategy since October, 2020.

5. The disclosure under the heading “Portfolio Managers” with respect to Mellon (“Developed Index Strategy”) for each of The International Equity Portfolio (p.64) and The Institutional International Equity Portfolio (p. 71):

Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon’s Developed Index Strategy since October, 2020.

6. The disclosure under the heading “Portfolio Managers” with respect to Mellon (“Developed Factor Strategy”) for each of The International Equity Portfolio (p.64) and The Institutional International Equity Portfolio (p. 71):

Marlene Walker Smith, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA and Michael Stoll have co-managed the portion of the Portfolio allocated to Mellon’s Developed Factor Strategy since October, 2020.

7. With respect to the first paragraph of the Mellon section in the “Specialist Manager Guide” on page 211 of the Prospectus:

The Portfolio Manager for the Value Equity Portfolio (the Index Strategy), Growth Equity Portfolio (the Index Strategy), Institutional U.S. Equity Portfolio (the Factor Strategy and the Index Strategy), Small Capitalization-Mid Capitalization Equity Portfolio (the Index Strategy), International Equity Portfolio (the Developed Index Strategy and Developed Factor Strategy) and Institutional International Equity Portfolio (the Developed Index Strategy and Developed Factor Strategy) are Marlene Walker Smith, David France, Todd Frysinger, Vlasta Sheremeta and Michael Stoll. The Portfolio Managers for the ESG Growth and Catholic SRI Growth Portfolios are Peter Goslin, Marlene Walker Smith, David France, Todd Frysinger, Vlasta Sheremeta and Michael Stoll. The Portfolio Manager for the Value Equity Portfolio (the Factor Strategy and the U.S. Multi-Factor Strategy), Growth Equity Portfolio (the Factor Strategy and the U.S. Multi-Factor Strategy), Institutional U.S. Equity Portfolio (the Factor Strategy and the U.S. Multi-Factor Strategy) and Small Capitalization-Mid Capitalization Equity Portfolio (the Factor Strategy) is Peter Goslin. The Portfolio Managers for The International Equity Portfolio, The Institutional International Equity Portfolio and, with respect to the passively managed assets of, The Emerging Markets Portfolio, regarding the portions of such Portfolios allocated to Mellon, are Peter Goslin, Marlene Walker Smith, David France, Todd Frysinger, Vlasta Sheremeta and Michael Stoll. The Portfolio Managers for The Inflation Protected Securities Portfolio are Nancy Rogers, Paul Benson and Stephanie Shu.

The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II (the “Portfolios”) (From the Supplement dated March 15, 2021): In connection with a change of control in the parent company of Parametric Portfolio Associates, LLC (“Parametric”), whose Morgan Stanley transition closed on March 1, 2021, the following replaces the first paragraph of the Parametric Portfolio Associates, LLC (“Parametric”) section of the “Specialist Manager Guide” on page 215 of the Prospectus:

Parametric Portfolio Associates LLC (“Parametric”) serves as Specialist Manager for The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II Portfolio. Following the March 1, 2021 acquisition of Parametric’s parent firm, Eaton Vance Corporation, by Morgan Stanley, Parametric is a part of the asset management division of Morgan Stanley, Morgan Stanley Investment Management, with approximately $1.4 trillion in assets under management. The business address of Parametric is 800 Fifth Ave, Suite 2800, Seattle, WA 98104. As of June 30, 2020, Parametric had approximately $299.7 billion in assets under management.

The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio (the “Portfolios”) (From the Supplement dated March 15, 2021): On March 12, 2021, amendments to the Portfolio Management Agreements between the Trust, on behalf of each of the Portfolios, and Echo Street Capital Management LLC (“Echo Street”) reflecting a revised fee structure for each respective Portfolio were approved by the shareholders of each respective Portfolio. The following material supplements the Prospectus to include the revised Echo Street fee structure and updated fee table and expense example information with respect to The Institutional U.S. Equity Portfolio.

1. The following replaces The Institutional U.S. Equity Portfolio’s “Annual Operating Expenses” table and accompanying “Example” table under the “Example” paragraph in the “Fees and Expenses” section on page 16 of the Prospectus:

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (based on asset allocations among Specialist Managers, see “Advisory Services – Specialist Managers”)	0.20%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	0.29%

1 Year	$30
3 Years	$93
5 Years	$163
10 Years	$368

2. The following replaces the paragraphs for The Institutional U.S. Equity Portfolio in the “Specialist Managers” section on page 188 of the Prospectus (there were no changes in allocation amounts with respect to The Value Equity Portfolio or The Growth Equity Portfolio):

The Institutional U.S. Equity Portfolio – The Portfolio is managed by seven Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at December 31, 2020 of: 11% , Echo Street; 0%, Frontier; 7%, Jennison; 55%, Mellon’s Index Strategies; 12%, Mellon’s Factor Strategies; 0%, Mellon’s U.S. Multi-Factor Strategy; 0%, PIMCO’s RAFI U.S. Multi-Factor Strategy; 0%, PIMCO’s Enhanced Index Strategy; 11%, Parametric’s Liquidity Strategy; 0%, Parametric’s Options Overlay Strategy; 1%, Parametric’s Targeted Strategy; 2%, Wellington Management; and 1%, HC Capital Solutions.

3. The following replaces the second full paragraph of the Echo Street section in the “Specialist Manager Guide” on page 206 of the Prospectus:

Echo Street will be entitled to a fee at the annual rate of 0.85% on the first $50 million of Combined Assets; 0.70% on the next $50 million; 0.60% on the next $100 million of Combined Assets; and 0.55% on Combined Assets in excess of $200 million. “Combined Assets” is the aggregate of all assets allocated to Echo Street in each of the three Portfolios.

The Intermediate Term Municipal Bond II Portfolio (the “Portfolio”) (From the Supplement dated March 15, 2021): The prospectus is supplemented to reflect revised and restated disclosures regarding the Portfolio’s Principal Investment Strategies and additional risk disclosures regarding high yield bonds as shown below:

1. “Principal Investment Strategies”- on page 133, the first paragraph is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax, and include general obligation bonds and notes, revenue bonds and notes (including industrial revenue bonds and municipal lease obligations), as well as participation interests relating to such securities and are referred to as “Municipal Securities.” At least 50% of the Portfolio will be invested in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization (“Baa” or higher by Moodys, “BBB” or higher by Standard & Poor’s) or, if unrated, that are determined by the Specialist Manager to be of comparable quality. At times, up to 50% of the Portfolio may be invested in securities that are rated lower than these top four rating categories (“junk bonds”). Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, currently 2 to 20 years. The Portfolio’s actual average maturity was 4.87 years as of June 30, 2020. The Portfolio may invest in securities issued by other investment companies, including ETFs and closed-end funds, that invest in Municipal Securities. Also, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

2. Under “Principal Investment risks”- “Fixed Income Risks” on page 134, the following is added:

High Yield Bond Risk – High yield bonds, commonly referred to as “junk bonds,” are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in response to changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.

3. Under “More Information About Fund Investments and Risks”-“The Intermediate Term Municipal Bond II Portfolio”, the first paragraph on page 171 is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax, and include general obligation bonds and notes, revenue bonds and notes (including industrial revenue bonds and municipal lease obligations), as well as participation interests relating to such securities and are referred to as “Municipal Securities.” At least 50% of the Portfolio will be invested in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization (“Baa” or higher by Moodys, “BBB” or higher by Standard & Poor’s) or, if unrated, that are determined by the Specialist Manager to be of comparable quality. At times, up to 50% of the Portfolio may be invested in securities that are rated lower than these top four rating categories (“junk bonds”). Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, currently 2 to 20 years. The Portfolio’s actual average maturity was 4.87 years as of June 30, 2020. The Portfolio may invest in securities issued by other investment companies, including ETFs and closed-end funds, that invest in Municipal Securities. Also, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

The Commodity Returns Strategy Portfolio (the “Portfolio”) (From the Supplement dated March 1, 2021): The Portfolio was liquidated effective March 1, 2021. All disclosures regarding, and/or references to, the Portfolio are hereby removed.

The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II Portfolio (the “Portfolios”) (From the Supplement dated February 5, 2021): On February 5, 2021, Portfolio Management Agreements between the Trust, on behalf of the Portfolios, with Parametric Portfolio Associates, LLC (“Parametric”), engaging Parametric to manage an Options Overlay Strategy for each respective Portfolio, were approved by the shareholders of respective Portfolios. In addition, on February 5, 2021, Portfolio Management Agreements between the Trust, on behalf of The International Equity Portfolio and The Institutional International Equity Portfolio, and WCM Investment Management, LLC (“WCM”) were approved by the shareholders of those respective Portfolios. Accordingly, effective February 5, 2021, the Prospectus is supplemented as follows:

1. The following is added to the disclosure with respect to Parametric under the heading “Portfolio Managers” for each of The Value Equity Portfolio (p.8), The Growth Equity Portfolio (p.15), The Institutional U.S. Equity Portfolio (p.23), The Emerging Markets Portfolio (p. 78) and The Corporate Opportunities Portfolio (p. 93):

Parametric (Options Overlay Strategy): Justin Henne, Clint Talmo and Jason Nelson have co-managed the portion of the Portfolio allocated to Parametric’s Options Overlay Strategy since February, 2021.

2. Parametric and “WCM Investment Management, LLC (“WCM”)” are added to the “Investment Subadvisers” sections of the Prospectus, and the following is added under the subsection “Portfolio Managers”, for each of The International Equity Portfolio (p.64) and The Institutional International Equity Portfolio (71):

Parametric (Options Overlay Strategy): Justin Henne, Clint Talmo and Jason Nelson have co-managed the portion of the Portfolio allocated to Parametric’s Options Overlay Strategy since February, 2021.

WCM: Sanjay Ayer and Greg Ise are have co-managed the portion of the Portfolio allocated to WCM since February, 2021.

3. The following is added under the subsection “Portfolio Managers” for each of The Core Fixed Income Portfolio (p. 85), The U.S. Government Fixed Income Securities Portfolio (p. 100), The Inflation Protected Securities Portfolio (p. 108), The U.S. Corporate Fixed Income Securities Portfolio (p. 115), The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio (p. 122), The Intermediate Term Municipal Bond Portfolio (p. 132) and The Intermediate Municipal Bond II Portfolio (p. 137):

Parametric: Justin Henne, Clint Talmo and Jason Nelson have co-managed the portion of the Portfolio allocated to Parametric’s Options Overlay Strategy since February, 2021.

4. The following replaces the first paragraph in the subsection “Specialist Managers” under the section under “More Information About Fund Investments and Risks” with respect to the Portfolios:

Page 155-The International Equity Portfolio:

Specialist Managers. A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. CLIM, Parametric and WCM are currently responsible for implementing the active component of the Portfolio’s investment strategy. Additionally, a portion of the Portfolio may be managed using “passive” or “index” investment approaches designed to approximate as closely as practicable, before expenses, the performance of the Portfolio’s benchmark index or one or more identifiable subsets or other portions of that index (see “Fund Management,” included later in this Prospectus). Mellon and Parametric (Tax-Managed Custom Core Strategy) are currently responsible for implementing the passive component for the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus. Specialist Managers.

Page 157-The Institutional International Equity Portfolio:

Specialist Managers. A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. CLIM, Parametric, PIMCO and WCM are currently responsible for implementing the active component of the Portfolio’s investment strategy. Additionally, a portion of the Portfolio may be managed using “passive” or “index” investment approaches designed to approximate as closely as practicable, before expenses, the performance of the Portfolio’s benchmark index or one or more identifiable subsets or other portions of that index (see “Fund Management,” included later in this Prospectus). Mellon is currently responsible for implementing the passive component for the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

Page 162-The Core Fixed Income Portfolio:

Specialist Managers. Agincourt, Mellon, Parametric and PIMCO currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

Page 166-The U.S. Government Fixed Income Securities Portfolio and page 167-The Inflation Protected Securities Portfolio:

Specialist Managers. Mellon and Parametric currently provide portfolio management services to this Portfolio. The investment selection process for each Specialist Manager is described below; further information about each Specialist Manager, and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

Page 167-The U.S. Corporate Fixed Income Securities Portfolio:

Specialist Managers. Agincourt, Mellon, Parametric and PIMCO currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

Page 169-The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio:

Specialist Managers. Mellon, Parametric and PIMCO currently provide portfolio management services to this Portfolio. The investment selection process for the Specialist Managers is described below; further information about the Specialist Managers, and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

Page 170-The Intermediate Term Municipal Bond Portfolio:

Specialist Managers. Breckinridge, CLIM, Mellon and Parametric currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

Page 171-The Intermediate Term Municipal Bond II Portfolio:

Specialist Managers. Breckinridge, CLIM and Parametric currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

5. The following information regarding the Investment Selection Process is added to the “Specialist Managers” section under “More Information About Fund Investments and Risks” with respect to the Portfolios:

Page 140-The Value Equity Portfolio, page 142-The Growth Equity Portfolio and page 160-The Emerging Markets Portfolio:

The Parametric Investment Selection Process:

Parametric currently manages assets for the Portfolio using four separate and distinct strategies: a “Liquidity Strategy”, an “Options Overlay Strategy”, a “Targeted Strategy” and a “Tax-Managed Custom Core Strategy.”

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio’s benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio’s stated benchmark index or other benchmark as specified by the Adviser.

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Tax-Managed Custom Core Strategy uses a “passive” investment approach designed to obtain exposure to the international equity market segment represented by the Portfolio’s benchmark index or, from time to time, one or more identifiable subsets or other portions of that index (“Parametric Performance Benchmark”) while seeking to outperform the Parametric Performance Benchmark on an after-tax basis. Weightings of securities in the Portfolio will not match nor replicate those of the Parametric Performance Benchmark and the Portfolio may include securities not held in the Parametric Performance Benchmark. Tax management techniques, including tax loss harvesting and the management of capital gains, are used to minimize the impact of taxes, and maximize after-tax return. The Portfolio’s holdings are tailored to meet its investment objectives.

Page 140- The Institutional U.S. Equity Portfolio and page 160- The Corporate Opportunities Portfolio:

The Parametric Investment Selection Process:

Parametric currently manages assets for the Portfolio using three separate and distinct strategies: a “Liquidity Strategy”, an “Options Overlay Strategy” and a “Targeted Strategy.”

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio’s benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio’s stated benchmark index or other benchmark as specified by the Adviser.

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

Page 156-The International Equity Portfolio:

The Parametric Investment Selection Process:

Parametric currently manages assets for the Portfolio using four separate and distinct strategies: a “Liquidity Strategy”, an “Options Overlay Strategy”, a “Targeted Strategy” and a “Tax-Managed Custom Core Strategy.”

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio’s benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio’s stated benchmark index or other benchmark as specified by the Adviser.

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Tax-Managed Custom Core Strategy uses a “passive” investment approach designed to obtain exposure to the international equity market segment represented by the Portfolio’s benchmark index or, from time to time, one or more identifiable subsets or other portions of that index (“Parametric Performance Benchmark”) while seeking to outperform the Parametric Performance Benchmark on an after-tax basis. Weightings of securities in the Portfolio will not match nor replicate those of the Parametric Performance Benchmark and the Portfolio may include securities not held in the Parametric Performance Benchmark. Tax management techniques, including tax loss harvesting and the management of capital gains, are used to minimize the impact of taxes, and maximize after-tax return. The Portfolio’s holdings are tailored to meet its investment objectives.

The WCM Investment Selection Process:

WCM uses a bottom-up approach that seeks to identify companies believed to have above-average potential for growth in revenue and earnings. The advisor’s investment process seeks companies that are industry leaders with sustainable competitive advantages; corporate cultures emphasizing strong, quality and experienced management; little or no debt; and attractive relative valuations. In selecting securities, WCM also considers other factors including, among others, political risk, monetary policy risk, and regulatory risk specific to an issuer’s country of domicile.

Page 58- The Institutional International Equity Portfolio:

The Parametric Management Investment Selection Process:

Parametric currently manages assets for the Portfolio using three separate and distinct strategies: a “Liquidity Strategy”, an “Options Overlay Strategy” and a “Targeted Strategy.”

In selecting investments for that portion of the Portfolio to be managed pursuant to the Liquidity Strategy, Parametric adheres to a strategy that seeks to closely match the performance of the Portfolio’s benchmark index (or other benchmark as specified by the Adviser) through the use of exchange-traded futures contracts, exchange traded funds (ETFs) and closed-end funds. The strategy utilizes a disciplined approach that is implemented in a mechanical manner, and which does not rely on predictive forecasts or market timing when making investment decisions. The Liquidity Strategy seeks to provide returns commensurate with the Portfolio’s stated benchmark index or other benchmark as specified by the Adviser.

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The Targeted Strategy is the second of a two stage investment process under the direction of the Adviser in which Parametric effects transactions at the direction of the Adviser as set forth below. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

The WCM Investment Selection Process:

WCM uses a bottom-up approach that seeks to identify companies believed to have above-average potential for growth in revenue and earnings. The advisor’s investment process seeks companies that are industry leaders with sustainable competitive advantages; corporate cultures emphasizing strong, quality and experienced management; little or no debt; and attractive relative valuations. In selecting securities, WCM also considers other factors including, among others, political risk, monetary policy risk, and regulatory risk specific to an issuer’s country of domicile.

Page 162-The Core Fixed Income Portfolio, page 166- The U.S. Government Fixed Income Securities Portfolio, page 167- The Inflation Protected Securities Portfolio, page 168-The U.S. Corporate Fixed Income Securities Portfolio, page 169- The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, page 170-The Intermediate Term Municipal Bond Portfolio and page 171-The Intermediate Municipal Bond II Portfolio:

The Parametric Investment Selection Process:

The Options Overlay Strategy follows an investment process in which Parametric effects options transactions at the direction of the Adviser. Parametric provides expertise in trade execution, instrument and structure selection. Additionally, Parametric provides customized reporting on position details, liquidity/margin status and adequacy, and performance.

6. With respect to each Portfolio, the following:

(i) replaces the first paragraph of Parametric Portfolio Associates LLC (“Parametric”) section of the “Specialist Manager Guide” on page 215 of the Prospectus:

Parametric Portfolio Associates LLC (“Parametric”) serves as Specialist Manager for The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II Portfolio. Parametric is a majority-owned subsidiary of Eaton Vance Corporation (“Eaton Vance”). The business address of Eaton Vance is Two International Place, Boston, MA 02110. The business address of Parametric is 800 Fifth Ave, Suite 2800, Seattle, WA 98104. As of June 30, 2020, Parametric had approximately $299.7 billion in assets under management

(ii) is added as a paragraph of the Parametric section in the “Specialist Manager Guide” on page 215 of the Prospectus:

Under the terms of the separate Parametric agreements for its Options Overlay Strategy, each of the Value Equity, Growth Equity, Institutional U.S. Equity, International Equity, Institutional International Equity, Emerging Markets and Corporate Opportunities Portfolios will pay Parametric a flat fee of $5,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy and each of the Core Fixed Income, U.S. Government Fixed Income Securities, Inflation Protected Securities, U.S. Corporate Fixed Income Securities, U.S. Mortgage/Asset Backed Fixed Income Securities, Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolios will pay Parametric a flat fee of $4,500 for each calendar month in which such Portfolio has assets allocated to Parametric for management using the options overlay strategy.

And (iii) is added as the next to last paragraph of the Parametric section in the “Specialist Manager Guide” on page 216 of the Prospectus:

Mr. Justin Henne, Mr. Clint Talmo and Mr. Jason Nelson are primarily responsible for the day-to-day management of the portion of each Portfolio’s assets allocated to Parametric for investment in its Liquidity Strategy. As Managing Director – Investment Strategy, Mr. Henne leads the investment team responsible for the implementation and enhancement of Parametric’s Customized Exposure Management product. Mr. Henne joined Parametric upon Parametric’s acquisition of Clifton in 2012, and prior to that acquisition was employed by Clifton since 2004. Mr. Henne holds a BA in Financial Management from the University of St. Thomas. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Talmo, CFA, Director – Investment Strategy, leads a team responsible for designing, trading, and managing customized overlay portfolios utilizing a wide spectrum of asset classes across global markets. Prior to joining Parametric in 2014, Mr. Talmo was a Partner at Aerwulf Asset Management. He earned a B.S. in Finance from the University of Colorado. He is a CFA charterholder and a member of the CFA Society of Minnesota. Mr. Nelson, CFA, Portfolio Manager is responsible for designing, trading, and managing overlay portfolios with an emphasis on ETFs and OTC instruments. Prior to joining Parametric in 2014, Mr. Nelson worked for Marquette Asset Management and Bell State Bank & Trust from 2012 to 2014, where his responsibilities included asset allocation, equity research, and trading. Mr. Nelson earned a B.S. in Economics and Finance from Minnesota State University, Mankato. He is a CFA charterholder and a member of the CFA Society of Minnesota.

7. With respect to The International Equity Portfolio and The Institutional International Equity Portfolio, the following is added as a new section entitled the “WCM Investment Management, LLC (“WCM”)” section of the “Specialist Manager Guide” on page 218 of the Prospectus:

WCM Investment Management, LLC (“WCM”) serves as Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. WCM is headquartered at 281 Brooks St, Laguna Beach, CA 92651. WCM is a registered investment adviser and had, as of September 30, 2020, approximately $66.739 billion, of which approximately $27.681 million represented assets of mutual funds.

For its services with respect to the portion of The International Equity and Institutional International Equity Portfolios allocated to WCM from time to time, each of the International Equity and Institutional International Equity Portfolios will pay WCM a fee to be calculated at an annual rate of 0.85% of the first $100 million of Combined Assets and 0.75% of Combined Assets in excess of $100 million. The term “Combined Assets” means the aggregate sum of the net assets of that portion of each of the Portfolios allocated to WCM from time-to-time.

Sanjay Ayer and Greg Ise are is expected to be primarily responsible for the day-to-day management of that portion of The International Equity Portfolio and The Institutional International Equity Portfolio allocated to WCM. Sanjay Ayer joined WCM in 2007; his primary responsibilities are portfolio management and equity research for the firm’s global, fundamental growth strategies. Since he began his investment career in 2002, Sanjay’s experience includes a position as Equity Analyst at Morningstar, Inc. in Chicago, where he covered the gaming, cruise, and online travel industries, and an earlier position at J. & W. Seligman & Co. in New York as a performance analyst. Sanjay graduated Phi Beta Kappa from Johns Hopkins University (Maryland) with a B.A. in Economics and B.S. in Applied Mathematics. Greg Ise joined WCM in 2014; his primary responsibilities are portfolio management and equity research for the firm’s global, fundamental growth strategies. Since he began his investment career in 2001, Greg’s experience includes positions as Senior International Research Analyst at Rainier Investment Management in Seattle, where he helped launch the firm’s international small-cap product, and as Vice President and Analyst at Allianz Global Investors in San Diego, where he was responsible for covering global consumer stocks. Earlier, he held positions as Research Analyst at Osmium Partners, a San Francisco-based hedge fund, and as Investment Banking Analyst at UBS in New York. He earned a B.S. in Business Administration from the University of Kansas, where he graduated with honors, and an M.B.A. from the University of California, Berkeley.

The Corporate Opportunities Portfolio (the “Portfolio”) (From the Supplement dated February 5, 2021):

Effective February 5, 2021, the Prospectus is supplemented to reflect a change in principal strategies of the Portfolio with respect to the maturity of the securities purchased for the Portfolio as follows:

1. The first full paragraph under the “Principal Investment Strategies” section on page 87 is revised and restated:

Consistent with its investment policies, the Portfolio may purchase and sell high yield securities. Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Securities purchased for the Portfolio will have varying maturities and may be of any maturity. The Portfolio may engage in transactions involving instruments such as option or futures contracts, in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

2. The second full paragraph in the “The Corporate Opportunities Portfolio” section under the heading “More Information About Fund Investments and Risks” on page 163 is revised and restated:

Consistent with its investment policies, the Portfolio may purchase and sell high yield securities. Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Securities purchased for the Portfolio will have varying maturities and may be of any maturity. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

The Commodity Returns Strategy Portfolio (the “Portfolio”) (From the Supplement dated February 5, 2021): The liquidation of the Portfolio, as approved by the Board of Trustees, the liquidation of the Portfolio, is to be completed by March 1, 2021.

The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio (the “Portfolios”) (From the Supplement dated February 5, 2021): On October 1, 2020, the new Portfolio Management Agreement for each Portfolio with Agincourt Capital Management, LLC (“Agincourt”), as approved by Trust’s Board of Trustees, became effective upon the occurrence of a change in control of Agincourt. Accordingly, the first paragraph under the Agincourt Capital Management, LLC (“Agincourt”) section in the Specialist Guide on page 204 of the Prospectus is revised and restated as follows:

Agincourt Capital Management, LLC (“Agincourt”) serves as the Specialist Manager of The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Agincourt is an SEC registered investment adviser founded in 1999 by eight investment partners, all formerly investment professionals with Sovran Capital Management. On October 1, 2020, Agincourt entered into a partnership agreement with Guardian Capital Group of Toronto (“Guardian”) resulting in Guardian’s 70% equity investment in Agincourt and the remaining ownership being held by nine existing shareholders of Agincourt. Agincourt is headquartered at 200 South 10th Street, Suite 800, Richmond, VA 23219. Guardian is a diversified financial services firm founded in 1962 and located at Commerce Court West 199 Bay Street - Suite 3100, Toronto, Ontario M5L 1E8, Canada. As of June 30, 2020, Agincourt managed assets of $6.9 billion, in fixed income portfolios for a wide range of institutional clients.

The Institutional U.S. Equity Portfolio (the “Portfolio”) (From the supplement dated January 20, 2021):

Effective January 20, 2021, Pacific Investment Management Company LLC (“PIMCO”) no longer serves as a Specialist Manager for the RAFI Dynamic Multi-Factor U.S. Equity Strategy of the Portfolio pursuant to notice of termination by the Trust (the “Termination”), on behalf of the Board of Trustees, dated January 20, 2021. In addition, in accordance with terms of the sub-advisory agreement between PIMCO and Parametric Portfolio Associates LLC (“Parametric”), such agreement has been terminated as a result of the Termination. Accordingly, effective January 20, 2020, the Prospectus is supplemented as shown below with references to the RAFI Dynamic Multi-Factor U.S. Equity Strategy deleted entirely.

1. The “Parametric (RAFI US Multi-Factor Strategy)” section is deleted in its entirety under “Investment Subadvisers” “Portfolio Managers” on page 23.

2. The “PIMCO/Parametric Investment Selection Process” section is deleted in its entirety under “More Information About Fund Investments and Risks” “The Institutional U.S. Equity Portfolio; Specialist Managers” on page 146.

3. The second paragraph under the “Pacific Investment Management Company LLC (“PIMCO”)” section under “Specialist Manager Guide” on page 213 is revised as follows:

For its services to The Institutional U.S. Equity Portfolio related to the enhanced index strategy, PIMCO receives an annual fee of 0.25% of that portion of the Portfolio’s assets allocated to PIMCO from time to time. During the fiscal year ended June 30, 2020, PIMCO was not allocated assets to PIMCO’s enhanced index strategy of The Institutional U.S. Equity Portfolio. For its services to The Commodity Returns Strategy Portfolio, PIMCO receives an annual fee of 0.49% of that portion of the Portfolio allocated to PIMCO from time to time. For its services to The Institutional International Equity Portfolio, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.39% on all assets. For its services to The Core Fixed Income Securities Portfolio, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.25% on all assets. For its services to The Corporate Opportunities Portfolio, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.45% on all assets. For its services to each of The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.60%. During the fiscal year ended June 30, 2020, PIMCO was not allocated assets of The Commodity Returns Strategy Portfolio, The Institutional International Equity Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio.

3. The first and last paragraphs under the “Parametric Portfolio Associates LLC (“Parametric”)” section under “Specialist Manager Guide” on page 215 are revised respectively as follows:

Parametric Portfolio Associates LLC (“Parametric”) serves as Specialist Manager for The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio. Parametric is a majority-owned subsidiary of Eaton Vance Corporation (“Eaton Vance”). The business address of Eaton Vance is Two International Place, Boston, MA 02110. The business address of Parametric is 800 Fifth Ave, Suite 2800, Seattle, WA 98104. As of June 30, 2020, Parametric had approximately $299.7 billion in assets under management.

Mr. Thomas Seto is primarily responsible for the day-to-day management of the portion of each Portfolio’s assets allocated to Parametric for investment in its Tax-Managed Custom Core Strategy. Mr. Seto, Head of Investment Management, leads a team of investment professionals responsible for managing and trading portfolios related to Parametric’s equity strategies and is a member of the Enterprise Management Committee. Mr. Seto joined Parametric in 1998. He earned an MBA in Finance from the University of Chicago’s Booth School of Business, and a B.S. in Electrical Engineering from the University of Washington.

The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II (the “Portfolios”) (From the supplement dated January 20, 2021): On January 20, 2021, the Trust’s Board of Trustees, on behalf of the Portfolios, approved new Portfolio Management Agreements for each Portfolio with Parametric Portfolio Associates, LLC (“Parametric”), to take effect upon the occurrence of the anticipated change in control of Parametric later in 2021. No changes in Parametric’s investment management team are expected and no changes in the fees payable to Parametric will occur as a result of the change of control of Parametric.

The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio (the “Portfolios”) (From the supplement dated January 20, 2021): At a meeting held on January 20, 2021, the Board of Trustees for HC Capital Trust approved amendments to the existing Portfolio Management Agreements (the “Proposed Amendments”) between Echo Street Capital Management LLC and the Trust with respect to the Portfolios, reflecting a revised fee structure and recommended approval of the Proposed Amendments by shareholders of the respective Portfolio. A joint meeting of the shareholders of the Portfolios is scheduled to be held on March 12, 2021 for the purpose of approving the Proposed Amendments.

The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio (the “Portfolios”) (From the supplement dated January 20, 2021): The prospectus is supplemented to reflect the corrected disclosures regarding options and futures strategies for each Portfolio filed on December 15, 2020 as shown below:

1.	The Intermediate Term Municipal Bond Portfolio

Page 170- under “More Information About Fund Investments and Risks”-“The Intermediate Term Municipal Bond Portfolio”-1st paragraph is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is typically exempt from Federal income tax, and include general obligation bonds and notes, revenue bonds and notes (including industrial revenue bonds and municipal lease obligations), as well as participation interests relating to such securities and are referred to as “ Municipal Securities.” The Portfolio invests primarily in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization (“Baa” or higher by Moodys, “BBB” or higher by Standard & Poor’s) or, if unrated, that are determined by the Specialist Manager to be of comparable quality. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-10 Year Blend Total Return, currently 2 to 12 years. The Portfolio’s actual average maturity was 4.87 years as of June 30, 2020. The Portfolio is also authorized to invest in securities issued by other investment companies, such as ETFs and closed-end funds, that invest in Municipal Securities. The Portfolio may engage in transactions involving instruments such as option or futures contracts, in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

2.	The Intermediate Term Municipal Bond II Portfolio

Page 171- under “More Information About Fund Investments and Risks”-“The Intermediate Term Municipal Bond II Portfolio”-1st paragraph is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax so that they will qualify to pay “exempt-interest dividends” (“Municipal Securities”). Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, currently 2 to 20 years. The Portfolio’s actual average maturity was 6.66 years as of June 30, 2020. Municipal Securities acquired for the Portfolio will generally be rated in one of the three highest rating categories assigned by one of the major independent rating agencies (“A” or higher by Moodys, or Standard & Poor’s), or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its assets in Municipal Securities that are rated in the fourth highest category and up to 10% of its assets in high yield securities (“junk bonds”). Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. The Portfolio is also authorized to invest in securities issued by other investment companies, such as ETFs and closed-end funds, that invest in Municipal Securities. Also, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

The Corporate Opportunities Portfolio, The Core Fixed Income Portfolio and The Institutional International Equity Portfolio (the “Portfolios”) (From the Supplement dated December 15, 2020): At a meeting held on December 15, 2020, the Board approved, on behalf of the Portfolios, amendments to the Portfolio Agreements between the Trust and Pacific Investment Management Company LLC (“PIMCO”), that reflected a revised, lower fee structure. Accordingly, effective December 15, 2020, the Prospectus is supplemented to reflect the following replacement of the second full paragraph in the “Pacific Investment Management Company LLC (“PIMCO”),” section under the “Specialist Manager Guide” on page 209:

For its services to The Institutional U.S. Equity Portfolio related to the enhanced index strategy, PIMCO receives an annual fee of 0.25% of that portion of the Portfolio’s assets allocated to PIMCO from time to time. For its services to The Institutional U.S. Equity Portfolio with respect to the RAFI US Multi-Factor Strategy, PIMCO receives an annual fee from the Portfolio, at the annual rate of 0.175% of the first $600 million of the Portfolio’s assets allocated to the RAFI US Multi-Factor Strategy (“RAFI US Multi-Factor Strategy Assets”); 0.15% on the next $700 million of the RAFI US Multi-Factor Strategy Assets; and 0.125% on the RAFI US Multi-Factor Strategy Assets over $1.3 billion. Should these aggregate assets not reach or fall below $600 million, PIMCO’s fee will be calculated at an annual rate of 0.20%. During the fiscal year ended June 30, 2020, PIMCO was not allocated assets to PIMCO’s enhanced index strategy of The Institutional U.S. Equity Portfolio. During the fiscal year ended June 30, 2020, PIMCO received fees of 0.175% during the period ended December 20, 2019, and 0.20% thereafter of the average daily net assets for the portion of The Institutional U.S. Equity Portfolio allocated to the RAFI US Multi-Factor Strategy. See the “Parametric Portfolio Associates LLC” section of the “Specialist Manager Guide” of the Prospectus for information regarding the portfolio manager assigned to the RAFI US Multi-Factor Strategy. For its services to The Commodity Returns Strategy Portfolio, PIMCO receives an annual fee of 0.49% of that portion of the Portfolio allocated to PIMCO from time to time. For its services to The Institutional International Equity Portfolio, effective December 15, 2020, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.39%. For its services to The Core Fixed Income Securities Portfolio, effective December 15, 2020, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.25%. For its services to The Corporate Opportunities Portfolio, effective December 15, 2020, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.45%. For its services to each of The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, PIMCO receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.60%. During the fiscal year ended June 30, 2020, PIMCO was not allocated assets of The Commodity Returns Strategy Portfolio, The Institutional International Equity Portfolio, The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio.

The Intermediate Term Municipal Bond Portfolio (the “Portfolio”) (From the Supplement dated December 15, 2020): At a meeting held on December 15, 2020, the Board approved, on behalf of the Portfolio, the Portfolio Management Agreement between the Trust and Breckinridge Capital Advisors, Inc. (“Breckinridge”) to engage Breckinridge as a new Specialist Manager to the Portfolio. Accordingly, effective December 15, 2020, the Prospectus is supplemented as follows:

1. The following replaces the disclosure under the heading “Investment Subadvisers” on page 132:

Breckinridge Capital Advisors, Inc. (“Breckinridge”), City of London Investment Management Company Limited (“CLIM”) and Mellon Investments Corporation (“Mellon”) are the Specialist Managers for the Portfolio.

2. The following is added to the disclosure under the heading “Portfolio Managers” on page 132:

Breckinridge: Matthew Buscone, Ji Young Jung, Sara Chanda, Jeffrey Glenn, Eric Haase, Khurram Gillani and Allyson Gerrish have co-managed the Portfolio since December, 2020.

3. The following replaces the disclosure under the heading “Specialist Managers” on page 170:

Breckinridge, CLIM and Mellon currently provide portfolio management services to this Portfolio. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

4. The following Investment Selection Process is added to the disclosure under the heading “Specialist Managers” on page 170:

The Breckinridge Investment Selection Process:

In selecting securities for investment by the Portfolio, Breckinridge generally uses a bottom-up approach that seeks to invest in securities having credit quality and structural characteristics consistent with the investment objectives of providing current income and capital preservation. Investment opportunities are first identified based on fundamental analysis of the municipal issuer’s credit quality followed by a quantitative analysis of a security’s structure (call features, coupon, sinking fund, etc.) and an assessment of its risk-adjusted return relative to other tax-exempt offerings and returns available in the taxable fixed-income markets. In the event any security held by the Portfolio is downgraded below the Portfolio’s authorized rating categories, Breckinridge will review the security and determine whether to retain or dispose of that security.

5. The following replaces the first and second paragraphs in the “Breckinridge Capital Advisors, Inc. (“Breckinridge”)” section under the “Specialist Manager Guide” on page 204:

Breckinridge Capital Advisors, Inc. (“Breckinridge”) serves as Specialist Manager for The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio. Breckinridge, which has managed municipal bond portfolios since 1993 and is a registered investment adviser, is headquartered at 125 High Street, Suite 431, Boston, MA 02110.

For its services to The Short-Term Municipal Bond, The Intermediate Term Municipal Bond and The Intermediate Term Municipal Bond II Portfolios, Breckinridge receives a fee of 0.125% of the average daily net assets of that portion of each Portfolio allocated to Breckinridge. During the fiscal year ended June 30, 2020, Breckinridge received a fee of 0.125% of the average daily net assets of that portion of each of The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio allocated to Breckinridge. Breckinrdige did not serve as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio during the fiscal year ended June 30, 2020. As of June 30, 2020, Breckinridge managed total assets of approximately $41.1 billion.

The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio (the “Portfolios”) (From the Supplement dated December 15, 2020): The prospectus is supplemented to reflect the revised and restated disclosures and additional disclosures regarding options and futures strategies for each Portfolio and applicable section as shown below:

1.	The Intermediate Term Municipal Bond Portfolio

Page 128-“Principal Investment Strategies”-1st paragraph is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax so that they will qualify to pay “exempt-interest dividends” (“Municipal Securities”). Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-10 Year Blend (2-12) Total Return Index, currently 2 to 12 years. The Portfolio’s actual average maturity was 6.66 years as of June 30, 2020. Municipal Securities acquired for the Portfolio will generally be rated in one of the three highest rating categories assigned by one of the major independent rating agencies (“A” or higher by Moodys, or Standard & Poor’s), or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its assets in Municipal Securities that are rated in the fourth highest category and up to 10% of its assets in high yield securities (“junk bonds”). Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. The Portfolio is also authorized to invest in securities issued by other investment companies, such as ETFs and closed-end funds, that invest in Municipal Securities. Also, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

Page 170- under “More Information About Fund Investments and Risks”-“The Intermediate Term Municipal Bond Portfolio”-1st paragraph is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax so that they will qualify to pay “exempt-interest dividends” (“Municipal Securities”). Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, currently 2 to 20 years. The Portfolio’s actual average maturity was 6.66 years as of June 30, 2020. Municipal Securities acquired for the Portfolio will generally be rated in one of the three highest rating categories assigned by one of the major independent rating agencies (“A” or higher by Moodys, or Standard & Poor’s), or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its assets in Municipal Securities that are rated in the fourth highest category and up to 10% of its assets in high yield securities (“junk bonds”). Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. The Portfolio is also authorized to invest in securities issued by other investment companies, such as ETFs and closed-end funds, that invest in Municipal Securities. Also, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

2.	The Intermediate Term Municipal Bond II Portfolio

Page 133-“Principal Investment Strategies”-1st paragraph is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax, and include general obligation bonds and notes, revenue bonds and notes (including industrial revenue bonds and municipal lease obligations), as well as participation interests relating to such securities and are referred to as “Municipal Securities.” The Portfolio invests primarily in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization (“Baa” or higher by Moodys, “BBB” or higher by Standard & Poor’s) or, if unrated, that are determined by the Specialist Manager to be of comparable quality. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, currently 2 to 20 years. The Portfolio’s actual average maturity was 4.87 years as of June 30, 2020. The Portfolio may invest in securities issued by other investment companies, including ETFs and closed-end funds, that invest in Municipal Securities. The Portfolio may engage in transactions involving instruments such as option or futures contracts, in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

Page 171- under “More Information About Fund Investments and Risks”-“The Intermediate Term Municipal Bond II Portfolio”-1st paragraph is deleted and replaced by:

Under normal circumstances, the Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of net assets) in municipal bonds. The policy stated in the foregoing sentence is a fundamental policy of the Portfolio and may not be changed without shareholder approval. Municipal bonds are debt securities issued by municipalities and related entities, the interest on which is typically exempt from Federal income tax, and include general obligation bonds and notes, revenue bonds and notes (including industrial revenue bonds and municipal lease obligations), as well as participation interests relating to such securities and are referred to as “ Municipal Securities.” The Portfolio invests primarily in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization (“Baa” or higher by Moodys, “BBB” or higher by Standard & Poor’s) or, if unrated, that are determined by the Specialist Manager to be of comparable quality. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Bloomberg Barclays 3-10 Year Blend Total Return, currently 2 to 12 years. The Portfolio’s actual average maturity was 4.87 years as of June 30, 2020. The Portfolio is also authorized to invest in securities issued by other investment companies, such as ETFs and closed-end funds, that invest in Municipal Securities. The Portfolio may engage in transactions involving instruments such as option or futures contracts, in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may engage in transactions involving instruments such as option or futures contracts in order to hedge against investment risks, seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. The Portfolio may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based market indexes, and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. In accordance with applicable interpretations of the SEC, certain derivative instruments may be counted as equity securities for purposes of the Portfolio’s policies regarding investments in equity securities, to the extent that such derivative instruments have economic characteristics similar to those of equity securities.

3.	The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio

Under “Principal Investment Risks”-the subsection “Risks Associated with Investments in Derivatives” is added on page 130 (The Intermediate Term Municipal Bond Portfolio) and page 135 (The Intermediate Term Municipal Bond II Portfolio):

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General Derivative Risks – Derivatives may be volatile and may involve significant risks. The Portfolio’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Portfolio’s losses and reducing the Portfolio’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Portfolio. Certain derivatives held by the Portfolio may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Portfolio.

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Counterparty Risk – The Portfolio will be subject to counterparty credit risk with respect to derivative contracts entered into by the Portfolio or held by special purpose or structured vehicles in which the Portfolio invests, including other investment companies. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in such circumstances.

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Derivatives Tax Risk – Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. These rules may: (i) affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Portfolio, (iii) defer losses to the Portfolio, and (iv) cause adjustments in the holding periods of the Portfolio’s securities. To the extent that the Portfolio uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Portfolio may not realize the intended benefits. The Portfolio’s use of derivatives may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

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Options Risk – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Portfolio writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Portfolio writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option’s exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Portfolio writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option’s exercise price. If this occurs, the option could be exercised and the Portfolio would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Portfolio purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

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Options Writing Strategy Risk – if the index appreciates or depreciates sufficiently over the period to offset the new premium received from the written option on that index, a net loss will result. In addition, the value of the index substitute is subject to change as the values of the component securities fluctuate. The performance of the index substitute may not exactly match the performance of the index. An index substitute reflects the underlying risks of the index and index substitute options are subject to the same risks as index options.

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Futures Risk – there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. Additionally, price distortions could result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. Further, an increase in the participation of speculators in the futures market could cause temporary price distortions.

Page 182- under “More Information About Fund Investments and Risks”-“About Derivative Strategies”, the first paragraph is deleted and replaced by:

About Derivative Strategies. A Specialist Manager may, but is not obligated to, use certain strategies (“Derivative Strategies”) on behalf of a Portfolio in order to hedge against investment risks, to seek to efficiently obtain or adjust exposure to certain securities or groups of securities, or otherwise to increase returns. Each Portfolio, except with respect to The Short-Term Municipal Bond Portfolio, may also write (sell) call options and put options, in order to receive premiums, on individual securities, broad-based U.S. stock market indexes and/or on substitutes for such indexes, which may include futures contracts or exchange-traded funds. The Portfolio normally writes call and put options which have an initial maturity of up to nine months and that are “out of the money” at the time of initiation such that the call options sold generally will be above the current price level of the index when written and the exercise price of put options sold generally will be below the current price level of the index when written. A Portfolio will sell only “covered” call and put options. Generally, a written call option is considered covered if the Portfolio maintains with its custodian assets determined to be liquid in an amount at least equal to the exercise price of the option (or, in the case of options on an index substitute, owns an equivalent number of shares of the index substitute as those subject to the call). Generally, a written put option similarly is considered covered if the Portfolio maintains with its custodian assets determined to be liquid in an amount at least equal to the exercise price of the option. The Portfolio may also cover its options positions to the extent otherwise permitted by federal securities laws.

The International Equity Portfolio and The Institutional International Equity Portfolio (the “Portfolios”) (From the Supplement dated December 15, 2020): At a meeting held on December 15, 2020, the Board of Trustees for HC Capital Trust approved Portfolio Management Agreements (the “Proposed Agreements”) engaging WCM Investment Management, LLC as an additional Specialist Manager for each Portfolio and recommended approval of the Proposed Agreements by shareholders of the respective Portfolio. A joint meeting of the shareholders of the Portfolios is scheduled to be held on February 5, 2021 for the purpose of approving the Proposed Agreements.

The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio (the “Equity Portfolios”), and The Core Fixed Income Portfolio, The Corporate Opportunities Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II Portfolio (the “Fixed Income Portfolios”) (collectively, the “Portfolios”) (From the Supplement dated December 15, 2020): At a meeting held on December 15, 2020, the Board approved, on behalf of the Equity Portfolios and the Fixed Income Portfolios, two new Portfolio Management Agreements (“Proposed Agreements”) with Parametric Portfolio Associates, LLC (“Parametric”), that engage Parametric to manage an Options Overlay Strategy, as (i) an additional Parametric strategy to The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Corporate Opportunities Portfolio; and (ii) as a new strategy for each of The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Government Mortgage/Asset Backed Fixed Income Securities Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Municipal Bond II Portfolio, with each such Portfolio retaining Parametric as a new Specialist Manager. The Board recommended approval of the Proposed Agreements, which include the compensation arrangements applicable to assets managed according to Parametric’s Options Overlay Strategy, by shareholders of the respective Portfolios at a joint meeting of the shareholders of the Portfolios scheduled to be held on February 5, 2021.

The Value Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization—Mid Capitalization Equity Portfolio (the “Portfolios”) (From the Supplement dated December 15, 2020): The prospectus is supplemented to reflect the deletion of disclosures for a retiring portfolio manager (Michael A. Cavarretta, CFA) to the portfolio manager team for Frontier Capital Management Company, LLC (“Frontier”) with respect to the Portfolio as shown below.

1. The disclosure with respect to Frontier under the heading “Portfolio Managers” for The Value Equity Portfolio (page 8) and The Institutional U.S. Equity Portfolio (page 23) is hereby deleted and replaced with the following:

Frontier:    Andrew B. Bennett, CFA and Peter G. Kuechle have co-managed the portion of the Portfolio allocated to Frontier since February, 2020.

2. The disclosure with respect to Frontier under the heading “Portfolio Managers” for The Small Capitalization—Mid Capitalization Equity Portfolio (page 30) is hereby deleted and replaced with the following:

Frontier:    Andrew B. Bennett, CFA has co-managed the portion of the Portfolio allocated to Frontier since January 2014. Peter G. Kuechle has co-managed the portion of the Portfolio allocated to Frontier since April 2018.

3. The following replaces the second paragraph in the Frontier section under the “Specialist Manager Guide” on page 207:

Andrew B. Bennett, CFA and Peter G. Kuechle are responsible for making the day-to-day investment decisions for that portion of the Portfolios’ assets assigned to Frontier. Mr. Bennett is a Chartered Financial Analyst and has been an investment professional at Frontier since 2003. He received a B.A. from Wheaton College. Mr. Kuechle has been an investment professional at Frontier since 2002. He received a B.A. from Dartmouth College and an MBA from Harvard Business School.

The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio (the “Portfolios”) (From the Supplement dated December 15, 2020): The second paragraph with respect to the Portfolios under the section “Mellon Investments Corporation (“Mellon”)” of the Specialist Manager Guide on page 209 is revised and restated as follows:

For its services to The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio and The Small Capitalization-Mid Capitalization Equity Portfolio (the “Portfolios”), Mellon receives a fee from each Portfolio, calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, so long as the aggregate assets allocated to Mellon (“Combined Mellon Assets” as defined below) exceed $2 billion, at the following annual rate of: 0.04% of assets committed to Mellon’s Index Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.065%); 0.065% of the assets committed to Mellon’s Factor Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.075%); and, with respect to The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio, 0.08% of the assets committed to Mellon’s U.S. Multi-Factor Strategy (if the Combined Mellon Assets fall below $2 billion, this fee will be calculated at an annual rate of 0.10%). The term “Combined Mellon Assets” means the sum of: (a) the net assets of the Portfolios, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the “Trust Portfolios”) managed by Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in the Trust Portfolios. To the extent assets were allocated to a particular Mellon strategy, Mellon received, during the fiscal year ended June 30, 2020, the following fees as a percentage of the average daily net assets for each respective Portfolio’s strategy: The Growth Equity Portfolio’s Factor Strategy, 0.065%; The Institutional U.S. Equity Portfolio’s Index Strategy, 0.04%; and The Institutional U.S. Equity Portfolio’s Factor Strategy, 0.065%; (Mellon was not allocated assets of each of the other Portfolios with respect to its applicable strategy).

The Emerging Markets Portfolio (the “Portfolio”) (From the Supplement dated December 15, 2020): The second paragraph with respect to the Portfolio under the section “XY Investments (HK) Limited (“XY Investments”)” of the Specialist Manager Guide on page 219 is revised and restated as follows:

XY Investments is authorized and regulated by the Securities & Futures Commission of Hong Kong and is also registered as an investment adviser with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As of June 30, 2020, XY Investments had approximately $330 million in assets under management. The firm is 50% owned by Shanghai XY Investments LLC, 49% owned by Dr. Tony Tang and 1% owned by Dr. Jeff Ng. For its services to The Emerging Markets Portfolio, XY Investments receives a fee calculated at the annual rate of 1.00% of the average daily net assets of that portion of the Portfolio allocated to XY Investments. During the fiscal year ended June 30, 2020, XY Investments was not allocated assets of The Emerging Markets Portfolio.

The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio (the “Portfolios”) (From the Supplement dated December 15, 2020): The second paragraph with respect to the Portfolios under the section “Echo Street Capital Management LLC (“Echo Street”)” of the Specialist Manager Guide on page 206 is revised and restated as follows:

For its services with respect to the portion of The Value Equity Portfolio, The Growth Equity Portfolio and The Institutional U.S. Equity Portfolio allocated to Echo Street from time to time, Echo Street receives from each Portfolio a fee based on the average daily net asset value of that portion of the respective Portfolio’s assets managed by it, at the annual rate of 0.75% of the first $50 million of Combined Assets; 0.60% of the next $50 million of Combined Assets; 0.50% of the next $100 million of Combined Assets and 0.45% of Combined Assets in excess of $200 million. “Combined Assets” means the sum of the net assets of that portion of each of the Institutional U.S. Equity, Value Equity and Growth Equity Portfolios allocated to Echo Street from time-to-time. During the fiscal year ended June 30, 2020, Echo Street received a fee of 0.56% of the average daily net assets of the portion of The Institutional U.S. Equity Portfolio allocated to Echo Street.

The Commodity Returns Strategy Portfolio (the “Portfolio”) (From the Supplement dated December 15, 2020): The Advisor has recommended, and the Board of Trustees has approved, the liquidation of the Portfolio, which liquidation is expected to be completed in late January/early February 2021.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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